UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): October 13, 2020 (October 8, 2020)

PHX MINERALS INC.

(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1601 NW Expressway,
Suite 1100
Oklahoma City, OK	73118
(Address of principal executive offices)	(Zip code)

(405) 948-1560

(Registrant’s telephone number including area code)

PANHANDLE OIL AND GAS INC.

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01666 par value	PHX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Panhandle Oil and Gas Inc. (the “Company”) changed its corporate name to “PHX Minerals Inc.” by filing an Amended Certificate of Incorporation (the “Certificate Amendment”) with the Secretary of State of the State of Oklahoma (the “Name Change”), effective October 8, 2020. The Certificate Amendment also updated the address of the Company’s principal office or place of business from “5400 N. Grand Blvd. Suite 300, Oklahoma City, OK 73112” to “1601 NW Expressway, Suite 1100, Oklahoma City, OK 73118” (the “Address Change”).

Furthermore, the Company amended and restated its Bylaws to reflect the Name Change on October 8, 2020 (the “Bylaw Amendment” and, together with the Name Change and the Address Change, the “Amendments”).

The Amendments were effected pursuant to Sections 1077 and 1013 of the Oklahoma General Corporation Act and in accordance with Company’s organizational documents, which together permit such Amendments to be adopted by the Company’s Board of Directors without stockholder approval. The Amendments were duly and validly approved by the Company’s Board of Directors on October 5, 2020.

The Amendments do not affect the rights of the Company’s security holders. The Company’s common stock will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “PHX” and the Company’s new name of “PHX Minerals Inc.” will replace “Panhandle Oil and Gas Inc.” on the NYSE commencing on or around October 26, 2020.

The foregoing description of the Amendments is not complete and is qualified in its entirety by reference to the full text of the Amended Certificate of Incorporation and the Amended and Restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 7.01	Regulation FD Disclosure.

On October 13, 2020, we issued a press release announcing the Name Change.

A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements & Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1*	Amended Certificate of Incorporation of PHX Minerals Inc.
3.2*	Amended and Restated Bylaws of PHX Minerals Inc.
99.1*	Press Release of PHX Minerals Inc. dated October 13, 2020.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHX MINERALS INC.

		By:	/s/ Chad L. Stephens
Chad L. Stephens
President and Chief Executive Officer

DATE:	October 13, 2020